Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Safeguard Scientifics, Inc. (“Safeguard”) on Form 10-K/A for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey B. McGroarty, Senior Vice President and Chief Financial Officer of Safeguard, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Safeguard.

SAFEGUARD SCIENTIFICS, INC.

Date: August 28, 2014	/s/ Jeffrey B. McGroarty
Jeffrey B. McGroarty
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)